Exhibit 99.5
Actuate to Acquire Xenos Group Inc.

Safe Harbor Statement The statements contained in this presentation that are not purely historical are forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These include statements regarding Actuate's expectations, beliefs, hopes, intentions or strategies regarding the future. All such forward-looking statements in this presentation are based upon information available to Actuate as of the date hereof, and Actuate disclaims any obligation to update or revise any such forward-looking statements based on changes in expectations or the circumstances or conditions on which such expectations may be based. Actual results could differ materially from Actuate's current expectations. Factors that could cause or contribute to such differences include, but are not limited to, the general spending environment for information technology products and services in general and Business Intelligence, Performance Management, Rich Internet Application, Content Management and High Volume Transaction Output software in particular, quarterly fluctuations in our revenues and other operating results, our ability to expand our international operations, our ability to successfully compete against current and future competitors, the impact of acquisitions on the company's financial and/or operating condition, the ability to increase revenues through our indirect channels, costs related to the proposed acquisition, the timing of and/or the satisfaction of closing conditions or the risk that the transaction will not close, our ability to integrate the acquisition, the risk that the expected synergies from the acquisition will not be realized and general economic and geopolitical uncertainties and other risk factors that are discussed in Actuate's Securities and Exchange Commission filings, specifically Actuate's 2008 Annual Report on Form 10-K filed on March 12, 2009 as well as its quarterly reports on Form 10-Q. Use of Non-GAAP Financial Measures The non-GAAP financial measures are included in this presentation to provide an additional analytical tool for understanding the Company's financial and operating performance, and to facilitate comparability of financial results between historical financial reporting periods, among other reasons. Non-GAAP financial measures discussed in this presentation excluding amortization of purchased technology and other intangibles related to Xenos' acquisition transactions, adjustments related to deferred development costs, and stock-based compensation expense. It is management's belief that these items are not indicative of ongoing operations and as a result, non-GAAP financial measures that exclude such items provide additional insight for investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures should not be considered in isolation or as a substitute for the Company's GAAP results. Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between the Company's GAAP and non-GAAP financial results is provided in today's press release, as well as in the investor relations section of Actuate's website at www.actuate.com. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP financial results that are disclosed in the Company's SEC filings.

Agenda Transaction Details Xenos Group Overview Strategy Financial Discussion Acquisition of Xenos broadens the market opportunity for BIRT by making Actuate the only company that can transform content and structured data into BIRT-based Rich Information Applications

Transaction Details Definitive agreement under which Actuate will make a friendly take over bid for all outstanding equity of Xenos Group All-cash transaction with a purchase price of CAD$3.50 per share Enterprise value of approximately CAD$28.4 million Terms have been approved by Actuate and Xenos Group Boards of Directors Offer expected to be mailed later in December Transaction expected to close Q1 2010

Xenos Group Overview Xenos Group Inc. (TSX:XNS) Approximately 90 employees HQ in Toronto, Canada Offices in U.S. and Europe Market-leading provider of high- performance data and document management software that Streamline Enterprise Information Supply Chains(tm) 350 Global Customers with focus on large enterprises 170 among Global 1,000 75% in banking, credit card, insurance and brokerage Also manufacturing, telcos, government, healthcare and transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics transportation/logistics Xenos Enterprise Server provides Transformation as an Enterprise Service(tm) to deliver Superior Return on Information(tm)

Growing Market Opportunity for BIRT Actuate and Xenos can transform content and structured data into BIRT-based Rich Information Applications that drive revenue and improve operational performance Combine documents and print streams with structured data as information sources for BIRT- based applications Add interactivity and spreadsheet analytic capabilities to Xenos-based electronic statements Integrate Enterprise Content Management (ECM) systems with BIRT iServer Provide the foundation for search and document based BIRT applications Use BIRT to analyze information from high volume print streams to leverage all the enterprise's knowledge assets Combine two Java-based enterprise class servers both built for high Scale, Performance, Reliability and Security

Xenos: A Growth Business Outstanding people Enterprise technology with exciting product roadmap Large enterprise customer base with a focus on selling into IT Opportunity to grow Xenos business in 2010 New functionality for Xenos customers to provide greater usability Work together at common accounts to increase number of Rich Information Application and Enterprise Information Supply Chain projects

Significant Advantage to Access, Manage and Analyze All Types of Information The ability to harness information in the enterprise will be a key differentiator for organizations in the next five years. For that reason, IDC notes that applications that access, manage, and analyze all types of information can constitute a significant competitive advantage and are, therefore, being adopted quickly. New technologies are eliminating boundaries between content and data to enable pervasive access to all relevant information. IDC Innovative Information Access Companies Under $100 Million to Watch Doc # 220450, October 2009

Financial Discussion

Transaction details Purchase price of CAD$3.50 per share (approx. USD$3.30) 56% premium to average closing price over 30 days through December 7, 2009 10,005,000 common shares outstanding 756,500 options issued and outstanding 454,250 vested, average exercise price of CAD$1.70 302,250 unvested, average exercise price of CAD$1.95 Maximum total purchase price of ~ USD $35.5M (CAD $37.7M) Sources of purchase price: Actuate Switzerland cash USD $15.0M Actuate U.S. cash 1.5 Bank debt 10.0 Xenos cash (12/31/09 estimate) 9.0 Total USD $35.5M

Selected Xenos P&L Data (a- Results for fiscal 2009, ended 9/30/09, are preliminary unaudited, and have not yet been filed with any securities agencies. Non-GAAP financial results were calculated by excluding amortization of purchased technology and other intangibles related to Xenos' acquisition transactions, adjustments related to deferred development costs, and stock-based compensation expense. Please refer to non-GAAP reconciliation included in this presentation.

$1.2 0.4 0.1 0.3 $2.0 $0.1 0.0 0.6 1.3 $2.0 Xenos Balance Sheet (CAD$000s) Cash Accounts receivable Intangibles Other assets Total Assets Accrued liabilities Debt Deferred revenue Equity Total liabilities/equity 9/30/08 9/30/09-a) Change $9.3 2.9 2.1 3.2 $17.5 $2.6 0.1 3.7 11.1 $17.5 $8.1 2.5 2.0 2.9 $15.5 $2.5 0.1 3.1 9.8 $15.5 (a- 9/30/09, balances are unaudited and have not yet been filed with any securities agencies.

Xenos Balance Sheet / Other Comments DSOs at 60 days CAD$2.4M FY09 cash flow from operations ~ 90 employees Fixed asset purchases of ~ CAD$200K annually Deferred revenue haircut of ~ CAD$2.4M at acquisition date NOLs/tax credits of ~ CAD$2.0M at 9/30/09

Acquisition Impact on Actuate's 2010 Results Revenue Expect double-digit % increase in Xenos revenues year-over-year Profitability Double-digit % increase in Xenos non- GAAP operating income Synergies include public company expense savings; duplicative costs Cost increases in IT infrastructure, MIS and possibly SOX compliance Xenos expected to be accretive for full year 2010 and should add ~ USD $0.01 - USD $0.04 per share to ACTU consolidated non-GAAP EPS Non-GAAP financial measures discussed in this presentation exclude amortization of intangibles, purchased in-process research and development costs, stock option compensation, restructuring costs, adjustments related to deferred development costs and other non-recurring items. 2010 non-GAAP net income will be computed using an income tax rate of 20.0%.

Reconciliation of Non GAAP Income From Operations (CAD 000s) 2008 2009 GAAP Income from OPS 1,092 1,581 Amortization of Deferred Development Costs 484 389 Amortization of Intangibles 110 110 Stock-based compensation 97 104 Non-GAAP Income from OPS 1,783 2,184

Discussion of Non-GAAP Financial Measures This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). Actuate management evaluates and makes operating decisions using various non-GAAP performance measures. Non-GAAP financial measures discussed in this presentation exclude amortization of intangibles, purchased in-process research and development costs, equity plan-related compensation, restructuring costs, adjustments related to deferred development costs and other non-recurring items. Intangible assets consist primarily of purchased technology, trade names, customer relationships, employment agreements and other intangible assets issued in connection with acquisitions. Equity plan-related compensation expenses represent the fair value of all share-based payments to employees, including grants of employee stock options, in accordance with the authoritative guidance issued by the Financial Accounting Standards Boards ("FASB"). Restructuring costs consist of severance and benefits, excess facilities and asset-related charges and include strategic reallocations or reductions of personnel resources. For purposes of comparability across other periods and against other companies in our industry, non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the Company would accrue using a normalized effective tax rate applied to the non-GAAP results. 2010 non-GAAP net income will be computed using an income tax rate of 20.0%. Our non-GAAP earnings per share calculation also includes an adjustment to total outstanding shares to reflect what the share amount would have been if it were calculated using non-GAAP results. Non-GAAP net income is a supplemental measure of our performance that is not required by, nor presented in accordance with, GAAP. Moreover, it should not be considered as an alternative to net income, operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities or as a measure of our liquidity. We present non-GAAP net income because we consider it an important supplemental measure of our performance. Management excludes from non-GAAP net income certain recurring items to facilitate its review of the comparability of the Company's core operating performance on a period-to-period basis because such items are not related to the Company's ongoing core operating performance as viewed by management. Management uses this view of its operating performance for purposes of comparison with its business plan and individual operating budgets and allocations of resources. Additionally, when evaluating potential acquisitions including the acquisition of Xenos Group Inc., management excludes the items described above from its consideration of target performance and valuation.

Discussion of Non-GAAP Financial Measures (cont'd) The Company believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of the Company's control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and the Company does not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock option grants. The Company believes that the presentation of these non-GAAP financial measures is warranted for several reasons: 1) Such non-GAAP financial measures provide an additional analytical tool for understanding the Company's financial performance by excluding the impact of items that may obscure trends in the core operating performance of the business; 2) Since the Company has historically reported non-GAAP results to the investment community, the Company believes the inclusion of non-GAAP numbers provides consistency and enhances investors' ability to compare the Company's performance across financial reporting periods; 3) These non-GAAP financial measures are employed by the Company's management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting; 4) These non-GAAP financial measures facilitate comparisons to the operating results of other companies in our industry, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of the Company's performance. Set forth below are additional reasons why specific items are excluded from the Company's non-GAAP financial measures: a) Amortization charges for purchased technology and other intangible assets are excluded because they are inconsistent in amount and frequency and are significantly impacted by the timing and magnitude of the Company's acquisition transactions. We analyze and measure our operating results without these charges when evaluating our core performance. Generally, the impact of these charges to the Company's net income tends to diminish over time following an acquisition. b) While stock-based compensation calculated in accordance with the authoritative guidance issued by the FASB constitutes an ongoing and recurring expense of the Company, it is not an expense that typically requires or will require cash settlement by the Company. We therefore exclude these charges for purposes of evaluating our core performance as well as with respect to evaluating any potential acquisition.

Discussion of Non-GAAP Financial Measures (cont'd) c) Restructuring charges are primarily related to severance costs and/or the disposition of excess facilities driven by modifications of business strategy. These costs are excluded because they are inherently variable in size, and are not specifically included in the Company's annual operating plan and related budget due to the rapidly changing facts and circumstances typically associated with such modifications of business strategy. d) Adjustments related to deferred development costs and other non-recurring items are excluded because Xenos currently capitalizes a portion of its development costs. However, under US GAAP Actuate anticipates that these costs may not be capitalizable and therefore would be expenses as incurred. Therefore, we excluded the amortization of these deferred development costs to better reflect US GAAP. e) Income tax expense is adjusted by the amount of additional expense or benefit that we would accrue if we used non- GAAP results instead of GAAP results in the calculation of our tax liability, taking into consideration the Company's long- term tax structure. Starting in the quarter ended March 31, 2009, the Company began to use a normalized effective tax rate of 20%. Prior to March 31, 2009 a rate of 30% was used. This item is excluded because the rate remains subject to change based on several factors, including variations over time in the geographic business mix and statutory tax rates. In the future, the Company expects to continue reporting non-GAAP financial measures excluding items described above and the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above. Accordingly, exclusion of these and other similar items in our non-GAAP presentation should not be construed as an inference that these costs are unusual, infrequent or non-recurring. As stated above, the Company presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP results. In the future, the Company expects to incur expenses similar to the non-GAAP adjustments described above and expects to continue reporting non- GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

Discussion of Non-GAAP Financial Measures (cont'd) Amortization of intangibles, though not directly affecting our current cash position, represent the loss in value as the technology in our industry evolves, is advanced or is replaced over time. The expense associated with this loss in value is not included in the non-GAAP net income presentation and therefore does not reflect the full economic effect of the ongoing cost of maintaining our current technological position in our competitive industry, which is addressed through our research and development program. The Company may engage in acquisition transactions in the future. Merger and acquisition related charges may therefore continue to be incurred and should not be viewed as non-recurring. The Company's stock option and stock purchase plans are important components of our incentive compensation arrangements and will be reflected as expenses in our GAAP results for the foreseeable future under the FASB's authoritative guidance on stock-based compensation expense. The Company's income tax expense will be ultimately based on its GAAP taxable income and actual tax rates in effect, which may differ significantly from the 20% rate assumed in our non-GAAP presentation. Other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure. Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between the Company's GAAP and non-GAAP financial results is provided in this press release and is available in the investor relations section of the Company's web site at http://www.actuate.com/investor . Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results that are contained in this press release and in the Company's SEC filings.

Actuate to Acquire Xenos Group Inc.